October 18, 2012 Q3 2012 – Earnings Conference Call Bill Nuti, Chairman and CEO

NCR Confidential Notes to Investors Comments made during this conference call and in these materials may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements use words such as “seek,” “potential,” “expect,” “strive,” “continue,” “continuously,” “accelerate,” “anticipate,” “outlook,” “intend,” “plan,” “target” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could.” They include statements as to NCR’s outlook for the remainder of 2012; anticipated or expected results; future financial performance; projections of revenue, profit growth and other financial items; future business segment performance; anticipated results from the acquisition of Radiant Systems and its integration into NCR; Continuous Improvement program and expectations regarding related cost savings; strategies and intentions regarding its pension plans and the effects thereof; discussion of other strategic initiatives and related actions; comments about future market or industry performance; and beliefs, expectations, intentions and strategies, among other things. Forward-looking statements are based on management’s current beliefs, expectations and assumptions, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR’s control. These forward-looking statements are not guarantees of future performance, and there are a number of risk factors, including those detailed from time to time in NCR’s SEC reports, including those listed in Item 1a “Risk Factors” of its Annual Report on Form 10-K, that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements. These materials are dated October 18, 2012, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. While NCR reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this conference call and the related presentation materials will include “non-GAAP” measures in an effort to provide additional useful information regarding NCR’s financial results. An explanation of these non-GAAP measures and a reconciliation of these non-GAAP measures to comparable GAAP measures are included in the portion of these presentation materials entitled “Supplementary Non-GAAP Materials” and is available on the Investor Relations page of NCR’s website at www.ncr.com. Descriptions of many of these non-GAAP measures, including free cash flow, are also included in NCR’s SEC reports. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 2

NCR Confidential Q3 2012 Key Takeaways Revenue - $1.44B, growth of 6%; up 9% on constant currency basis Software revenue growth of 35% year-over-year On track to achieve annual software revenue target On track to achieve updated 2012 financial guidance Pension strategy on track Free cash flow, excluding $500M pension discretionary contribution Up $61M in Q3 Operational gross margin – 27.3%, 260 basis points expansion Record operational gross margin and consistent execution (1) NPOI - $153M, growth of 24% year-over-year Achieved all-time high Q3 NPOI margin of 10.7% (1) (1) (1) See reconciliation of GAAP to non-GAAP measures in the non-GAAP supplemental materials and/or on the investor relations page of NCR’s website. (2) Post AT&T Spin-off, excluding Teradata (3) Software includes software, software as a service (SaaS) and software maintenance. (4) NPOI as a percentage of revenue (3) (4) (2) (2) 3 (1)

Line of Business Highlights

Industry	Highlights	Key Developments
Financial 	▪ Revenue increased 8% on a constant currency basis ▪ Continued share gains in U.S. – acquired 57 new customers in Q3, bringing total to more than 425 since beginning of 2011 ▪ Acquisition of Transoft Inc., global leader in cash management software, will strengthen our cash management capabilities	▪ Scalable Deposit Module (SDM) continues to win business – over 10,000 ATMs deployed with SDM since introduction; recent wins include SunTrust Bank in over 1,600 locations and First Financial Bank ▪ APTRA™ Interactive Teller continues to win new customers; First Ontario Credit Union and Dollar Bank both began operating implemented solution in Q3
Retail 	▪ Q3 segment operating income totaled $28M vs. $19M in Q3 2011; increase of 47% Y/Y and operating margin increase of 260 basis points ▪ Self-checkout orders up 25% Y/Y ▪ Strong momentum building in orders and backlog	▪ 5 substantial customer wins in Q3; only 2 large customer wins in previous 8 quarters ▪ NCR Silver™ roll-out on target; 2600 sales reps contracted, another 7500 in pipeline; expanding into fast casual food service next month
Hospitality 	▪ Total revenue of $129M in Q3 ▪ SaaS application sites up 40% Y/Y; passed 100,000 mark ▪ Integration synergies delivering tangible results; operating margins of 17.8% in Q3, increase of 160 basis points from Q2	▪ Arby's completed successful roll-out in Q3 ▪ NCR's Pulse Real-time platform now in use at more than 1,000 restaurants; fastest NCR product to reach 1,000 sites
Emerging Industries 	▪ Revenues up 10% on a constant currency basis ▪ Operating income margins up 290 basis points ▪ Travel orders up 48%	▪ 5-year services agreement with British Telecom ▪ 2M+ transactions for mobile boarding passes in month of September

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NCR Confidential Radiant Acquisition and Integration Update Key acquisition objectives Significant upside from cross-selling Geographic and technology revenue synergy opportunities Expect $20M-$30M of pre-tax cost synergies in 2012 Expect $40-$50M of annualized pre-tax cost synergies to be realized over 3 years Software/SaaS growth and margin improvement Progress update  Revenue - $112M in Q3  Operating income - $20M in Q3  Synergy realization and integration on track  SaaS application sites up 40% year-on-year 5

NCR Confidential Operational Execution Acquisition Integration  Business continuity: Former Radiant business continues to drive strong revenue and NPOI; executing on goal of seamless business integration; integration on track  Employee retention: Consistent focus on employee retention and engagement; successful in retaining key talent  Customer satisfaction: Conducting periodic surveys to ensure continued customer satisfaction Free Cash Flow  Excluding the $500M pension discretionary contribution; free cash flow up $61M in Q3 and $65M Q3 YTD driven by improvements in working capital Expense Management  Continued investment in sales resources and research and development  Decrease in general and administrative expenses  Excluding Radiant, expense as percent of revenue remained flat year over year Continuous Improvement  On track to deliver > $100M savings through our Continuous Improvement programs;  Savings generated by a combination of cost reductions and productivity enhancements projects  By December 31, 2012, ~14% of our total employee base will be CI certified; 30+ master black belts, 100+ black belts, 700+ green belts and 2200+ yellow belts (1) (1) See reconciliation of GAAP to non-GAAP measures in the non-GAAP supplemental materials and/or on the investor relations page of NCR’s website. 6

Pension Update

Pension Phases	Status
Phase 1 ➢ Reallocation of US plan assets to approximately 100% fixed income by end of 2012 ➢ Work with trustee boards of international plans to shift asset allocation to fixed income	➢ US: 90%+ duration matched fixed income at end of Q3 ➢ International: 65%-75% duration matched fixed income by end of Q3
Phase 2 ➢ Contribute $500M to the U.S. pension plan financed through capital market borrowing ➢ Offer voluntary lump sum offer to deferred vested participants	➢ $600M in 10-year bonds issued at 5% coupon ➢ $500M contribution completed, immediate savings of ~$5M in PBGC premiums in 2012 ➢ Offer to deferred vested participants issued in August for Q4 closing
Phase 3 ➢ Evaluate funding and further de-risking alternatives for the remaining U.S and international pension liability	➢ Regulatory review underway ➢ Requests in process to engage international plan trustees in discussion ➢ Economics of additional borrowings / prefunding under review

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Supplementary Non-GAAP Materials Q3 2012 Results

NCR Confidential Non-GAAP Measures While NCR reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this conference call and the related presentation materials will include non-GAAP measures in an effort to provide additional useful information regarding NCR’s financial results. NCR’s management evaluates the company’s results excluding certain items, such as pension expense or the effect of foreign currency translation, to assess the financial performance of the company and believes this information is useful for investors because it provides a more complete understanding of NCR’s underlying operational performance, as well as consistency and comparability with NCR’s past reports of financial results. In addition, management uses certain of these measures to manage and determine effectiveness of its business managers and as a basis for incentive compensation. NCR management’s calculation of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for or superior to results determined in accordance with GAAP. The reconciliations of non-GAAP measures to comparable GAAP measures and other related information on the following slides are also available on the Investor Relations page of NCR’s website at www.ncr.com. 9

NCR Confidential Non-GAAP Measures NPOI and Operational Gross Margin. The non-GAAP income from operations (i.e., non-pension operating income, or NPOI) and operatoinal gross margin included in these materials exclude the impact of pension expense and certain special items. Due to the significant change in its pension expense from year to year and the non-operational nature of pension expense and these special items, including amortization of acquisition related intangibles, NCR’s management uses non-pension operating income to evaluate year-over-year operating performance. NCR may, in addition, segregate special items from its GAAP results from time to time to reflect the ongoing earnings per share performance of the company. NCR also uses non-pension operating income to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR determines non-pension operating income based on its GAAP income (loss) from operations excluding pension expense and special items. Free Cash Flow. Free cash flow (or FCF) does not have a uniform definition under GAAP. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, and additions to capitalized software. NCR’s management uses free cash flow to assess the financial performance of the company and believes it is useful for investors because it relates the operating cash flow of the company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the company’s existing businesses, strategic acquisitions, strengthening the company’s balance sheet, repurchase of company stock and repayment of the company’s debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Constant Currency. NCR’s period-over-period revenue growth on a constant currency basis excludes the effects of foreign currency translation. Due to the variability of foreign exchange rates from period to period, NCR’s management uses revenue on a constant currency basis to evaluate period-over-period operating performance. Revenue growth on a constant currency basis is calculated by translating prior quarter revenue at current quarter monthly average exchange rates. 10

NCR Confidential Non-GAAP Reconciliations Gross margin as a % of Revenue (GAAP) to Gross Margin as a % of Revenue excluding Pension and Special Items (non-GAAP) Income from Continuing Operations (GAAP) to Non-Pension Operating Income (non-GAAP) Q3 2012 Q3 2012 Gross Margin as a % of Revenue (GAAP) 24.9% Income from Continuing Operations (GAAP) $89 Pension Expense 2.1% Pension Expense 50 Acquisition Related Amortization of Intangibles 0.3% Acquisition Related Amortization of Intangibles 9 Acquisition Related Integration Costs 5 Gross Margin as a % of Revenue Excluding Pension and Special Items (non-GAAP) 27.3% Non-Pension Operating Income (non-GAAP) $153 $ in millions 11

NCR Confidential Non-GAAP Reconciliations (continued) Cash (used in) provided by operating activities (GAAP) to Free Cash Flow (non-GAAP) 2012 2011 2012 2011 Cash (used in) provided by operating activities (GAAP) $(400) $(6) $(280) $114 Net capital expenditures (43) (27) (111) (88) Net cash used in discontinued operations* (41) (12) (85) (67) Free cash flow (non-GAAP) $(484) $(45) $(476) $(41) Less pension discretionary contribution 500 - 500 - Adjusted free cash flow (non-GAAP) $16 $(45) $24 $(41) $ in millions Three months ended September 30 Nine months ended September 30 *For the nine months ended September 30, 2012, net cash used in discontinued operations excludes $98 million of net cash provided by investing activities. 12

NCR Confidential Non-GAAP Reconciliations (continued) Revenue Growth % (GAAP) to Constant Currency Revenue Growth % (non-GAAP) Q3 2012 Revenue growth % (GAAP) 6% Unfavorable foreign currency fluctuation impact 3% Constant currency revenue growth % (non-GAAP) 9% 13